Exhibit 10.3

ANNEX B

TERMS OF SALE

Further to the provisions of the SECONDARY BLOCK TRADE AGREEMENT DATED 21 September 2007 among the Seller, UBS and JPMSL (the “Agreement”), the following terms of sales are agreed:

•	Number of Shares sold: 5,324,529

•	Purchase Price per Share: £18.00

•	Aggregate Purchase Price (i.e. total consideration for all the Shares): £95,841,522.00

•	Trade date: 21 September 2007

•	Settlement date: 26 September 2007

The Seller, UBS and JPMSL confirm the provisions of the Agreement and acknowledge and agree that these Terms of Sale form part of and shall be read in conjunction with the Agreement.

Terms defined in the Agreement shall have the same meanings herein.

IN WITNESS WHEREOF these Terms of Sale have been duly executed as of the day and year first before written.

For and on behalf of

UBS LIMITED

By:	/s/ Adrian Lewis	By:	/s/ Tom Johnson
Name:	Adrian Lewis	Name:	Tom Johnson
Title:	Managing Director	Title:	Associate Director

For and on behalf of

J.P. MORGAN SECURITIES LTD.

By:	/s/ Rupert Fane
Name:	Rupert Fane
Title:	Managing Director

Accepted as of the date hereof:

NIGHTINGALE ACQUISITION LIMITED

By:
Name:
Title:	Chairman